SkyHarbour

AVIATION • INFRASTRUCTURE • REAL ESTATE

Business Combination with Yellowstone Acquisition Company (NYSE: YSAC, YSACU and YSACW)



MISSION: BUILD THE FIRST NATIONWIDE NETWORK OF BUSINESS AVIATION HOME-BASES



DISCLAIMER

Forward-looking Statements

This presentation made by Sky Harbour LLC (the "Company," "we," "us," or "our") and Yellowstone Acquisition Company ("Yellowstone") related to the proposed business combination between the Company and Yellowstone (the "Business Combination") contains statements which constitute "forward-looking statements". All statements other than statements of historical fact included or incorporated by reference in this document are forward-looking statements, including, without limitation, statements regarding the Company's plans, objectives, goals, intentions, projections, strategies, future events or performance, and underlying assumptions. The words "may," "if," "will," "should," "could," "expect," "plan," "anticipate," "believe," "estimate," "predict," "project," "continue," "forecast," "intend," "promote," "seek," and similar words and expressions are generally used and intended to identify forward-looking statements. Without limiting the generality of the foregoing, the forward-looking statements in this presentation include certain models of unit economics, annual revenues, gross profit, operating income, operating expenses, net income and other financial measures under various operational assumptions (referred to as the "Illustrative Model"). A number of important factors affecting the business and financial results of the Company could cause actual results, including those reflected in the Illustrative Model, to differ materially from those stated in the forward-looking statements. You should carefully consider the "Risk Factors" set forth in Yellowstone's Registration Statement on S-1, in its Annual Report on Form 10-K and in its definitive proxy statement related to the Business Combination, which was filed with the Securities and Exchange Commission ("SEC") on January 7, 2022, as well as the other disclosure contained in Yellowstone's filings from time-to-time with SEC. Readers are cautioned not to place undue reliance on forward looking statements and the Company and Yellowstone can give you no assurances as to the Company's ability to achieve its expectations.

Certain of those factors include, but are not limited to: (i) the parties ability to satisfy the conditions to the completion of the proposed business combination and related transactions, including stockholder approval of the business combination and related proposals; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement between the parties; (iii) the effect of the announcement or pendency of the proposed business combination on the Company's business relationships, operating results, and business generally; (iv) risks that the proposed business combination disrupts the Company's current plans and operations; (v) risks related to diverting management's attention from the Company's ongoing business operations; (vi) potential litigation that may be instituted against the Company or Yellowstone or their respective directors or officers related to the proposed acquisition or the business combination agreement and related transactions; (vii) risks relating to the uncertainty of the projected financial information with respect to the Company; (viii) risks related to the Company's limited operating history and early stage of operations; (ix) the amount of the costs, fees, expenses and other charges related to the proposed business combination and (x) the Company's ability to operate as a public company following the merger; and (xi) the Company's ability to execute it business and growth strategy and complete acquisitions of additional properties.

Except as otherwise required, neither the Company nor Yellowstone undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on forward-looking statements, including the Illustrative Model.

The information herein does not purport to be all-inclusive. The data contained herein was obtained from various sources, including certain third parties, and has not been independently verified. While the information in this presentation is believed to be accurate, the Company, Yellowstone and their respective agents, advisors, directors, officers, employees and shareholders make no representation or warranties, expressed or implied, as to the accuracy, completeness or reliability of such information. Neither the Company, Yellowstone nor any of their respective affiliates, agents, advisors, directors, officers, employees and shareholders shall have any liability whatsoever, under contract, tort, trust or otherwise, to you or any person resulting from the use of the information in this presentation by you or any of your representatives or for omissions from the information in this presentation. We reserve the right to amend or replace the information contained herein, in part or entirely, at any time, and undertake no obligation to provide you with access to the amended information or to notify you thereof.

Further, Sky Harbour Capital LLC (the "Bond Borrower"), a subsidiary of the Company, raised capital through a municipal bond offering. That bond offering was made through a Preliminary Offering Statement ("POS"), which contained a number of disclosures regarding the Bond Borrower and its subsidiaries, which comprise the obligated group (the "Obligated Group") for such bonds. The POS disclosure includes projections regarding the future business obligations of the Obligated Group and other disclosure pertaining to the Obligated Group. Because the POS disclosure has been drafted to convey information concerning only the Obligated Group, such disclosure should not be relied upon in making an investment decision regarding Yellowstone or the Company.

DISCLAIMER

Non-GAAP Financial Measures and Projections

This presentation, including the Illustrative Model, includes certain financial measures not presented in accordance with United States generally accepted accounting principles ("GAAP"). These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies.

The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments about which expense and income are excluded or included in determining these non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these illustrative measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, in certain instances, no disclosure of estimated comparable GAAP measures is included and certain reconciliations of the forward-looking non-GAAP financial measures are not included.

This Illustrative Model contains financial scenarios with respect to the Company's prospective financial scenarios, including with respect to its results of operations and other financial information for the year ended December 31, 2021. Independent auditors have not audited, reviewed, compiled or performed any procedures with respect to such financial scenarios for the purpose of their inclusion in this presentation, and accordingly, cannot express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. These scenarios should not be relied upon as being necessarily indicative of future results. This presentation also contains certain financial projections, which are based upon a number of assumptions, estimates and forecasts that, while considered reasonable by the Company, are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company's control, and upon assumptions with respect to future business decisions which are subject to change. These projections may vary materially from actual results. The Company and its representatives make no representation that these projected results will be achieved. You should not place undue reliance on this information. The Company and its representatives assume no obligation to and do not undertake to update such projections. Inclusion of the Illustrative Model in this presentation should not be regarded as a representation by any person that the results contained therein will be achieved. In this presentation, the Company and Yellowstone rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reliable. Neither the Company nor Yellowstone has independently verified the accuracy or completeness of any such third-party information.

Certain information contained herein is subject to the effects of the continued impact of the ongoing novel coronavirus outbreak ("COVID-19") and related economic conditions, and have the potential to be revised to take into account further adverse effects of COVID-19 on the Company as well as the sectors in which the Company operates. The full impact of COVID-19 is particularly uncertain and difficult to predict but may have an adverse effect on the information contained herein.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

DISCLAIMER

Participants in the Solicitation

The Company, Yellowstone and their respective directors and executive officers, other members of management and employees may be considered participants in the solicitation of proxies with respect to the potential transaction described in this communication under the rules of the SEC. Information about the directors and executive officers of Yellowstone and other persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders in connection with the potential transaction and a description of their interests is set forth in its definitive proxy statement filed with the SEC on January 7, 2022.

In connection with the proposed Business Combination, Yellowstone has filed with the SEC a definitive proxy statement, which Yellowstone has mailed to its shareholders. This presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Yellowstone's shareholders and other interested persons are advised to read this proxy and any amendments or supplements thereto and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about the Company, Yellowstone and the Business Combination. Shareholders can obtain copies of the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC's website at www.sec.gov.

No Offer or Solicitation

This communication is for informational purpose only and not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company or Yellowstone, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

SKY HARBOUR – SNAPSHOT

Capitalizing on the long-standing supply and demand imbalance in business aviation infrastructure

Business
- Secure land at key US airfields
- Develop campuses of private hangars
- Lease hangars and manage campuses

Goals
- >30% Return on Project Equity
- 50+ airfields
- Remain largest home basing solution provider in US market

Team
- Real estate development acumen
- Aviation industry expertise
- Capital markets sophistication as competitive edge



Important Note: All information in this presentation should be read in light of the information and disclaimers set forth on slides 2 through 4 of this presentation.

Renderings are conceptual and subject to change

INVESTMENT HIGHLIGHTS

1. Proven market opportunity with recession-resistant demand drivers
2. Simple yet disruptive business model supported by clear advantages to customers and airport sponsors
3. Business structured to scale quickly in large addressable market
4. Significant barriers to entry
5. Management team with real estate, aviation and capital markets expertise is optimally suited to mission
6. Elegant and powerful capital structure
7. Potential for robust NOI yield and free cash flow generation
8. Considerable option value for airport land beyond business aviation
9. Attractive opportunity in a high-growth sector




N747
CITATION
XLS+

Important Note: *All information in this presentation should be read in light of the information and disclaimers set forth on slides 2 through 4 of this presentation.*

EXECUTIVE TEAM MATCHED TO MISSION

Tal Keinan
SkyHarbour Founder, CEO
CLARITY CAPITAL | GIZA VENTURE CAPITAL

Francisco Gonzalez
SkyHarbour CFO
Goldman Sachs | FORTRESS | RBC

Tim Johnson
SkyHarbour SVP Corp-Dev
ATLANTIC | Signature AVIATION

Alex Saltzman
SkyHarbour COO
ALCHEMY PROPERTIES | Toll Brothers

Millie Becker
SkyHarbour Director of Sales
MILLION AIR | Women in Aviation International

Tim Herr
SkyHarbour VP Development
Columbia Business School

Neil Szymczak
SkyHarbour VP Development
BAIN & COMPANY

Peter Rusnak
SkyHarbour VP Operations
Crate&Barrel

Eric Stolpman
SkyHarbour VP Development
BCG BOSTON CONSULTING GROUP

FINANCE: COST OF CAPITAL ADVANTAGE

Recent successful BOND issue creates meaningful new equity value

- Priced August 24, 2021
- Total Raise: $166,340,000
  - Total Orders: $982,105,000 (5.9X Oversubscription)
- Final Blended Interest Rate: **4.28% Fixed**
  - Target Rate at Merger Announcement: **5.50%**
- Maturities:
  - 2036: ~$21MM
  - 2041: ~$30MM
  - 2054: ~$117MM
- Underwriters:

Goldman Sachs

BARCLAYS

Investors include:

- Nuveen
- Blackrock
- T Rowe Price
- Lord Abbett
- Van Eck Associates
- Neuberger Berman
- AllianceBernstein
- Columbia Treadneedle Investments
- BNY Mellon Private Wealth Management
- Northern Trust
- Manulife Asset Management
- Fidelity

***Source**: From public filing reports September thru November as compiled by Refinitiv Eikon as of January 3, 2022.*

https://www.businesswire.com/news/home/20210825005463/en/Sky-Harbour-Capital-LLC-a-subsidiary-of-Sky-Harbour-LLC-a-Developer-of-US-Airport-Infrastructure-Agrees-to-166340000-Bond-Sale-Through-Public-Finance-Authority

CURRENT TRANSACTION OVERVIEW

PIPE and SPAC combination

- Business combination to raise equity proceeds toward the funding of approximately 20 Sky Harbour airport hangar campus sites
- Pre-money equity value of $450MM, pro forma equity value of $722MM, based on Sources and Uses set forth below
- Target of $223MM net cash proceeds inclusive of $138MM SPAC cash-in-trust, $45MM of Sponsor PIPE and $55MM Sponsor Pre-PIPE Investment
- Original Minimum Cash Value Condition of $150MM has been waived
- Sky Harbour shareholders rolling 100% equity ownership

Sources and Capitalization ($MM) [1]	
SPAC Cash in Trust [2]	$138
Existing Shareholder Rollover Equity	450
Sponsor SPAC Equity	34
Sponsor Pre-PIPE Investment	55
Proceeds from Sponsor PIPE [3]	45
Total Sources	$722

Uses ($MM) [1]	
Cash to PF Balance Sheet	$168
Estimated Transaction Expenses	15
Equity Purchase Price	450
Sponsor Equity [4]	89
Total Uses	$722

Pro Forma Enterprise Value ($MM) [1]	
Pro Forma Equity Value	$722
Private Activity Bonds, Series 2021	$166
Cash and Restricted Cash on Balance Sheet as of 9/30/21	$217
Unrestricted Cash to Balance Sheet from PIPE and SPAC	$168
Net Debt	(219)
Pro Forma Enterprise Value	$503

Pro Forma Valuation ($MM) [1]	
Illustrative Share Price	$10.00
x Pro Forma Shares Outstanding (mm)	72.2
Pro Forma Equity Value	$722

Pro Forma Ownership [1]



Sponsor SPAC Equity
18.6%
SPAC
Shareholders
18.9%
Sky Harbour
Shareholders
62.5%

[1] Excludes 7,719,779 Sponsor warrants and 6,799,449 SPAC shareholder warrants.
[2] Assumes no redemptions by SPAC shareholders.
[3] PIPE investment by Sponsor in lieu of "backstop." The original minimum cash condition to the Business Combination Agreement of $150MM has been waived.
[4] Excludes $45MM of Sponsor PIPE, which is included in Cash to PF Balance Sheet.


BUSINESS AVIATION INFRASTRUCTURE
SURGING DEMAND
RIPE FOR A NEW BUSINESS MODEL
SkyHarbour
©2021 Sky Harbour Confidential and Proprietary
10

SKY HARBOUR'S TOTAL ADDRESSABLE MARKET IS GROWING

US business jet fleet grows every year

- Net growth: new aircraft deliveries exceed retirements
- Demand for hangar space (versus tie-down) is highest among new aircraft.
- Existing US fleet does not migrate overseas on a net basis
- Hangar supply has historically grown much more slowly than demand
- Airport land supply is generally unable to grow

Fleet growth drives hangar demand



Cumulative US Business Jet Fleet
34% Increase
Business Jet Count, United States
28,000
26,000
24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

Source: JETNET data as of December 2020

SQUARE FOOTAGE GROWTH HIGHER THAN AIRCRAFT UNIT GROWTH

Square footage is the real driver of hangar demand

- Average new aircraft length and wingspan grow every year
  - 27,500,000 square feet of airplane added from 2010 to 2020, straining existing hangar supply
  - Large footprint (>9,000 sqft) aircraft with winglets impose severe stacking constraints in community hangars
- Average tail height grows every year
  - Most existing US hangar inventory already has insufficient main-door-threshold clearance to accommodate business jets with tail heights greater than 24 feet
  - 16,500,000 square feet of airplane with tail height greater than 24 feet added from 2010 to 2020

Cumulative square footage of US business aviation fleet growing faster than number of aircraft in fleet

Cumulative US Business Aircraft Fleet Square Footage



90,000,000
80,000,000
70,000,000
60,000,000
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
-
42% Increase
70% Increase
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
>24' Tail Square Footage
All General Aviation Square Footage

Source: JETNET data as of December 2020

HANGAR SUPPLY CONSTRAINED

Existing hangar infrastructure already insufficient

- Hangar occupancy significantly >100% at major Bizav hubs
- Demand growing much faster than supply
- Community hangar format suboptimal for high-end tenants

CBRE forecasts 2.1MM square feet of unmet hangar demand by 2025 on Sky Harbour's first five fields alone[1]

Airport land is a scarce and dwindling resource

- Little developable land remains on many key airports
- Secular increase in Bizav activity
- Increasing non-Bizav uses for airports – logistics, EVTOL, etc.
- Virtually impossible to develop new airports

Airports are beachfront property


HANGARS IN HIGH DEMAND
SURVEYS CITE SCARCITY, WAITING LISTS, DEPOSITS
AOPA

[1] Source: CBRE's Feasibility Study for the Sky Harbour Private Hangar Campus Portfolio, part of the Public Finance Authority Senior Special Facility Revenue Bonds (Sky Harbour Capital LLC Aviation Facilities Project), Series 2021.

SkyHarbour

COVID-19 PANDEMIC FUELING PRIVATE AVIATION BOOM
TRANSITION FROM COMMERCIAL TO BIZAV LARGELY SECULAR

Demand for Private Jet Flights
ontinue

Business Traveler

How private aviation has
normal

Airport

port Says It's 'Party Time' for Bizjets

AINonline

Travel Heats up as Major U.S.
Cities Fully Reopen

BARRON'S

BizJet Deliveries to Reach Near 700 in 2021

That number is about 11 percent over 2020…

… next year's total should climb another 12% to about 770…

AINonline

GJC Forecasts $162.1B Bizjet Market over Next 5 Years

AINonline

Bombardier lifts forecast for business jet deliveries as demand rebounds

REUTERS

Blackstone, GIP Unite on $4.7 Billion Private Jet Deal

Bloomberg

Macquarie Infrastructure to sell unit Atlantic Aviation in $4.5 bln deal

REUTERS

revenue surges 68% amid
mand for private jet travel

CNBC

BUSINESS OVERVIEW



SKY HARBOUR – PHYSICAL OFFERING

Total Privacy. Uncompromising Quality. Full Suite of Features.



- Unparalleled Ownership Experience
  - Tenant-Exclusive Hangar
  - Unfettered Airside Access
    - No Transient Ramp Traffic
  - Direct Landside Access with Indoor Parking
  - Adjoining Lounge and Office
  - Accommodates Largest Business Aircraft
    - Main Door Threshold Height: 28'
    - Main Door Threshold Width: 108'

- Generous Technical Features
  - No-Foam Fire Suppression
  - High-Volume Air Circulation and Humidity Control
  - High-Gloss Crystalline Densified Flooring
  - High Efficiency LED Lighting (Daylight+)
  - Accommodates Scissor Lifts, Cranes, and Fall Protection
  - High-Voltage Connections: 480V, 240V, 120V
  - Integrated Drainage (Handles all detailing solvents)

THE HOME-BASING MODEL: A WIN FOR ALL STAKEHOLDERS

Sky Harbour Tenants Get

- Privacy and Security
- Efficiency of Operations
- Shortest Time to Wheels-Up in Business Aviation
- Dedicated Line Service
- No Wait Times
- Tailored Service
- Landside Drive-In Access
- Aircraft Value Preservation
- No Hangar Rash
- No Foam Dumps
- Condensation Control
- In-Hangar Maintenance 24/7
- Competitive pricing with reduced fuel costs offsetting higher rental fees

The Best Home-Basing Solution in Aviation

Airport Sponsors Get

- High Sponsor Revenues
- Low Environmental Impact
- Low Noise Impact
- Long-Life Valuable Asset
- Symbiotic Offering to FBOs

High Cost/Benefit among Airfield Operators

SKY HARBOUR – SERVICE OFFERING

24/7 On-Demand Service, Dedicated Exclusively to Sky Harbour Tenants

Dedicated Services

- Aircraft Towing
- Aircraft Fueling
- Potable Water
- Ice
- Lavatory Service
- Baggage Handling
- DC Ground Power
- Cleaning
- Smart Hangar app
  - Remote Monitoring
  - Remote Access Control
  - Remote Environmental Control
  - Real-time and Stored Video
  - Optional Real-Time Messaging Alerts

No Competition with Transient Traffic



SkyHarbour
SGR 03
Office Lights On
Hangar Lights On
Office Temperature On
Hangar Fan On
Hangar Temperature 67°F
Hangar Humidity
Motion Alert Notifications On
Main Hangar Door Open
Garage Door

HOME-BASING MODEL FUNDAMENTALS

Not an FBO

The Fixed Base Operator Model

- Two main revenue components:
  - Fuel Sales: > 65%
    - Fuel drives the business model and provides for banner revenue years (2019) while also volatile revenue stream in business aviation (2020)
  - Hangar + Tie-Down + Parking Rental Revenue: 22%
    - Most stable revenue stream in aviation (2020)
    - Almost always inextricably bundled with a fueling deal
    - Capacity shared between based and transient clients
- Significant OPEX with meaningful capacity utilization challenges
  - Ratio: Payroll to Hangar Square Footage: $13.50 *
  - Bizav operators tend to fly at the same times: Staff and equipment underutilized most of the time, but stretched beyond capacity when service demand peaks.
  - OPEX rises significantly with inflation
- Commensurate cost of capital.
  - Volatile model, not amenable to efficient, long-term, fixed-rate debt
- Bottom line:
  - Model poised for high growth as bizav fleet capacity utilization grows.
  - Note: Average aircraft spends 97% of life on ground. If this decreases to 94%, the FBO industry DOUBLES in size.

The Home-Basing Solution Model

- One main revenue component:
  - Hangar Rent: > 95%
    - No Banner Years (2019), but is the most stable revenue stream in aviation (2020)
    - Zero reliance on fueling deals
    - Superior product for tenant: NO TRANSIENTS
- Minimal OPEX with few capacity utilization challenges
  - Ratio: Payroll to Hangar Square Footage : $1.19
  - No capacity management challenges
    - No OPEX volatility
    - Better tenant service
  - Extremely resilient to inflation
- Commensurate cost of capital.
  - Stable model lends itself to efficient, long-term, fixed-rate debt
- Bottom line:
  - Predictable model, still poised for high growth as bizav fleet grows.
  - Financially efficient to equity and inflation-resistant

* Represents FBO with 60% transient fuel sales. Higher transient sales = higher ratio

BUILDING THE SKY HARBOUR PORTFOLIO

Leveraging first-mover advantage in an under-invested aviation segment

SkyHarbour

5 Attractive Unit Economics[1,2,3]
- Target NOI Yield: 12%

4 Lease
- High quality tenant mix includes corporations, charter operators, private owners and government entities
- Staggered lease durations provide cash flow resiliency

3 Construct
- Proprietary, standard design, prefabricated building, lowers costs and minimizes development risk
- Costs decline with scale and value engineering advances

2 Finance
- 30-year fixed rate debt at comfortable terms; readily scalable as airfield portfolio grows
- PAB leverage increases and interest rate spreads decline with size and diversification of Obligated Group

1 Secure
- Targeting 50 initial airfields in major metro areas where supply / demand imbalance is the greatest and land is constrained
- Sky Harbour has significant advantage and experience in finding and securing land on coveted airfields



(1) Unit economics are provided for illustrative purposes to demonstrate targeted performance.
(2) Actual performance may not achieve these targets.
(3) Unit economics also do not include all costs that will be necessary to implement business plan and operate business, and are not indicative of targeted consolidated results.

LAND ACQUISITION APPROACH

Land on federally-funded fields may be leased long-term but not privately owned.

Unsolicited bid to Airport Sponsor	Sub-lease or Assignment	RFP	Acquisition	Fee Simple + Through the Fence (Private ownership permitted)	Master Planning
▪ **EX:** – SGR – DVT (Fueling) ▪ **Process varies by sponsor** – Direct agreement – RFP trigger	▪ **EX:** – OPF – APA ▪ **Typically simplest** ▪ **Master tenant may be FBO, Legacy leaseholder** – Fuel agreements – Capex logic (MA)	▪ **EX:** – BNA (Fueling) – ADS ▪ **Non-FBO advantage** ▪ **Potentially significant pursuit cost**	▪ **FBO chain or specific properties** – SUS ▪ **Single-location FBO** – EX: BFI, PDK ▪ **Non-FBO / SASO (Special Aviation Services Operator)** – EX: HPN	▪ **EX:** – ADS – SDL ▪ **Up-front cost** ▪ **FAA permitting process**	▪ **Leverage Relationships** ▪ **Spread Costs**



CONSTRUCTION APPROACH

Proprietary prototype design, requiring minimal adaptation to local conditions

- Minimizes development time and risk
  - Code compliance precedent
  - GC RFPs issued with full construction drawings
- Lowers costs
  - Centralized purchasing
  - Soft costs distributed over many projects
  - Accommodates easy implementation of refinements across entire portfolio, improving offering and lowering development cost over time
    - EX. Now compliant with NFPA 409 Group III fire code, eliminating foam fire protection systems
      - —Significant construction and opex savings
      - —Compelling advantage for tenants



INITIALLY TARGETING 50+ AIRFIELDS

Initial target airfields represent less than 2% of US NPIAS airfields

- First 20 sites to be financed by merger proceeds and bond issuance
- 6 sites currently in development



KAPA (Denver)
PHASE 1: 9/22
PHASE 2: 3/23
KBNA (Nashville)
PHASE 1: 1/21
PHASE 2: 5/22
KADS (Dallas)
PHASE 1: 11/22
PHASE 2: 6/23
KDVT
(Phoenix)
PHASE 1: 8/22
PHASE 2: 3/23
KSGR (Houston)
PHASE 1: 1/21
PHASE 2: 9/21
KOPF (Miami)
PHASE 1: 6/22
PHASE 2: 12/22
In Development
Announced 10/21

Source: FAA, National Plan of Integrated Airport Systems.

FINANCE, UNIT ECONOMICS AND SCALABILITY



UNIT ECONOMICS

Maximize NOI yield minus cost of debt

FIELD DEVELOPMENT COST (PRSF) *	
SGR – actual	$156
OPF – GMP	$213
BNA – GMP	$179
APA – budget	$208
DVT - budget	$185
AVERAGE	**$193**

2025 OPEX (PRSF) **	
SGR – actual	$3.92
OPF – budget	$4.96
BNA – budget	$6.74
APA – budget	$3.80
DVT – budget	$3.51
WEIGHTED AVERAGE	**$4.51**

2025 TENANT RENT PRSF ***	
SGR – actual	$21.95
OPF – actual	$37.37
BNA – actual	$31.51
APA – LOI	$39.39
DVT – LOI	$28.14
WEIGHTED AVERAGE	**$32.93**



2025 FIVE-FIELD ROLL-UP ECONOMICS ****	
IMPLIED TOTAL RENTAL REVENUE	$32,001,271
IMPLIED OPEX	$4,380,471
IMPLIED NOI	$27,620,800
IMPLIED FIELD DEVELOPMENT COST	$191,165,823
NET RESERVE FUNDS AND COST OF ISSUANCE	$33,548,920
TOTAL FIVE-PROJECT COST	$224,714,743
IMPLIED NET NOI YIELD	**12.29%**

** Hard costs include Owner's Contingency of 10% before GMP, and 5% after GMP. Total cost includes 5% annual inflation provision.*

*** Excludes Asset Management and Property Management fees, which flow to equity. Assumes 3% annual escalation.*

**** Actual includes both existing tenants and executed binding leases. Assumes 3% annual escalation in accordance with Sky Harbour leases.*

***** Assumes Ramp-Up Reserve Fund released, and DSRF 50% released.*

Important Note: *All information in this presentation should be read in light of the information and disclaimers set forth on slides 2 through 4 of this presentation.*

SCALE ECONOMICS

Cost-of-capital advantage

Airfields	5	20	50
Total Capital	$224,714,743	$930,000,000	$2,500,000,000
Total Debt	$166,340,000	$706,800,000	$2,050,000,000
Leverage	74%	76%	82%
Blended Rate:	4.28%	3.90%	3.40%
Project Equity	$68,000,000	$223,200,000	$450,000,000
Cost of Debt	$7,119,352	$27,565,200	$69,700,000
NOI Yield	12.29%	12.50%	11.50%
NOI[1]	$27,620,800	$116,250,000	$287,500,000
NOI Less Cost of Debt	$20,501,448	$88,684,800	$217,800,000
Return on Project Equity	**30.1%**	**39.7%**	**48.4%**

Private Activity Bonds Issued in September 2021

- 33 year fixed-rate debt
- 4.28% Blended all-in Rate
- Scalable and increasingly efficient as Obligated Group grows

Assumptions

- Average airfield development cost per rentable square foot held constant at $193.19.
- Average total project cost per rentable square foot held constant at $231.27.
- NOI yield increases for fields 6-20, then decreases for fields 21-50.
- PABs leverage increases with size and diversification of Obligated Group.
- Effective PABs interest rate spread declines with size and diversification of Obligated Group.
    - Assumes long-term base interest rate hedge in-place.

Source: Company data.

[1] Full stabilized year of operations.

Important Note: *All information in this presentation should be read in light of the information and disclaimers set forth on slides 2 through 4 of this presentation.*

LONG TERM TARGETING

Declining development cost = Improved unit economics and dramatic expansion of target universe

- Declining Construction Cost
- Declining Cost of Capital



KAPA (Denver)
PHASE 1: 9/22
PHASE 2: 3/23
KBNA (Nashville)
PHASE 1: 1/21
PHASE 2: 5/22
KADS (Dallas)
PHASE 1: 11/22
PHASE 2: 6/23
KDVT
(Phoenix)
PHASE 1: 8/22
PHASE 2: 3/23
KSGR (Houston)
PHASE 1: 1/21
PHASE 2: 9/21
KOPF (Miami)
PHASE 1: 6/22
PHASE 2: 12/22
In Development
Announced 10/21

Source: FAA, National Plan of Integrated Airport Systems.

FRAMING SKY HARBOUR'S PEER SET

Industrial Real Estate

Rexford Industrial
PROLOGIS
TERRENO
STAG INDUSTRIAL
LXP LEXINGTON REALTY TRUST

Public Storage

Extra Space Storage
CUBESMART self storage
LifeStorage
NATIONAL STORAGE AFFILIATES
Public Storage

SkyHarbour

FBO[1]

ATLANTIC
Signature AVIATION
SHELTAIR
ROSS AVIATION

Specialty Real Estate

Safehold
americold

[1] Currently all private companies. Signature Aviation transaction completed June 1, 2021. Atlantic Aviation, part of Macquarie Infrastructure Corp., transaction announced June 7, 2021.

PEER SET BENCHMARKING

	Industrial					Specialty		Public Storage					SkyHarbour 2026E Pro Formas
	PLD	REXR	STAG	LXP	TRNO	COLD	SAFE	PSA	EXR	CUBE	LSI	NSA	SH
Market Cap	$122.3	$12.1	$8.0	$4.3	$5.9	$14.5	$4.2	$63.5	$29.9	$12.3	$11.9	$7.7	$0.7
Enterprise Value	$143.1	$13.8	$10.1	$5.8	$6.4	$17.0	$6.1	$68.3	$35.9	$14.9	$14.0	$10.5	$1.4
P / AFFO 2023E	37.9x	43.0x	21.7x	21.5x	46.8x	21.5x	69.6x	26.3x	28.0x	22.1x	24.5x	24.0x	11.1x
EV / EBITDA 2023E	35.4x	30.8x	19.7x	18.0x	33.6x	27.7x	24.3x	24.5x	27.7x	22.0x	21.4x	19.0x	14.4x
Implied Cap Rate[1]	2.9%	3.0%	4.6%	4.8%	2.7%	5.2%	3.4%	4.4%	3.8%	4.0%	4.4%	4.8%	6.9% (SH[2])

Source: Capital IQ, SNL Kagan & GreenStreet Advisors, Inc. as of December 15, 2021. STAG and LXP are not covered by GreenStreet with a NAV and applied cap rate based on consensus estimates.

[1] Data from GreenStreet weekly pricing update 12/15/2021 adjusted for current share price; cap rates are implied nominal cap rates.

[2] Sky Harbour EV Pro Forma for 2026E with total debt of $707 million. Cap rate calculated using 2026E NOI.

Important Note: *EBITDA is a non-GAAP financial measure. All information in this presentation should be read in light of the information and disclaimers set forth on slides 2 through 4 of this presentation.*

VALUATION FRAMEWORK

Multiple Analysis versus Benchmarks

Industrial Real Estate Median


35.3x
32.3x
42.8x
37.9x
36.2x
30.8x
P / FFO per Share
P / AFFO per Share
EV / EBITDA
2022E
2023E

Specialty Real Estate Median


35.8x
30.6x
51.0x
45.5x
30.3x
26.0x
P / FFO per Share
P / AFFO per Share
EV / EBITDA
2022E
2023E

Public Storage Median


24.7x
23.2x
26.2x
24.5x
23.6x
22.0x
P / FFO per Share
P / AFFO per Share
EV / EBITDA
2022E
2023E

Sky Harbour Projections


11.0x
11.1x
14.4x
P / FFO per Share
P / AFFO per Share
EV / EBITDA
2026E

Proforma Sky Harbour equity market capitalization after merger combination and PIPE closing with projected debt and financial projections for 2026.

***Important Note**: EBITDA is a non-GAAP financial measure. All information in this presentation should be read in light of the information and disclaimers set forth on slides 2 through 4 of this presentation.*

VALUATION FRAMEWORK

Discount Methodology to Current Peer Multiples

Company Highlights

- $722 million fully diluted, post money valuation[1,2]
- Expected issuance of $707 million of PABs inclusive of already secured $166 million issuance
- Discount rate of 12.5%

Sky Harbour Valuation Discount to Peers


37%
45%
34%
P / AFFO per Share
EV / EBITDA
Cap Rate

Valuation Methodologies Against Peers

- 2026E AFFO = $64.9mm @ 30x = $1,948mm
  - PV at 12.5% = $1,146mm
  - Post Money Valuation of $722mm = 37% discount
- 2026E EBITDA = $99.0mm @ 27.5x = $2,722mm
  - 2026E Net Debt = $707mm
  - 2026E Equity Value =$2,015mm
  - PV at 12.5% =$1,186mm + $130mm PABs value = $1,316mm
  - Post Money Valuation of $722mm = 45% discount
- 2026E NOI = $99.0mm @ 4.2% = $2,357mm
  - 2026E Net Debt = $707mm
  - 2026E Equity Value =$ 1,650mm
  - PV at 12.5% =$ 971mm + $130mm PABs value = $1,101mm
  - Post Money Valuation of $722mm = 34% discount

(1) Assumes no SPAC Trust redemptions.
(2) Excludes 7,719,779 Sponsor warrants and 6,799,449 SPAC shareholder warrants.
Important Note: EBITDA is a non-GAAP financial measure. All information in this presentation should be read in light of the information and disclaimers set forth on slides 2 through 4 of this presentation.

ESG IMPACT

1. **Sky Harbour Hangar Capacity at Target Airports Reduces Repositioning Flight Volume**
   - Lower Carbon Emissions
   - Reduced Noise Footprint

2. **Sky Harbour Works with Local Small Businesses and Participates in Disadvantaged Business Programs**
   - Local General Contractors and Subcontractors
   - Women and Minority-Owned Business Programs

3. **Electric Ready**
   - Vehicle-Charger-Equipped (Airplane-Ready)
   - Electric Ground Support Equipment

4. **Environmentally-Friendly Design**
   - No Chemical-Foam Fire Suppression
   - Above-Standard Insulation
   - Solar/Wind-Ready


SIEMENS


Sky Harbour

SkyHarbour

FUTURE BUSINESS OPPORTUNITIES

Sky Harbour is the logical partner for emerging Air Mobility and Logistics players – manned and unmanned

- Emerging UAM and light logistics aircraft will likely require access to FAA-regulated ground infrastructure
- Only airports can accommodate manned-unmanned interface (Ex: Textron Sky Courier to FedEx drone) in single facility
- McKinsey & Co. argues for regional and business aviation airports providing the lion's share of UAM infrastructure
- Sky Harbour campus locations satisfy customer demands
  - Seamless interface between airside and landside logistics
  - Access to high-voltage infrastructure for charging
  - Minimal ancillary aircraft traffic, unlike FBOs

Significant upside optionality

Existing and Emerging Aviation Infrastructure Users

FedEx · DHL · amazon Prime Air · BETA · wisk · ups · JOBY · ARCHER · INSITU A Boeing Company · EVE MOBILITY REIMAGINED · ELROY AIR · VOLOCOPTER · LILIUM · SCHIEBEL · UAV FACTORY · TEXTRON Systems · EHANG · VOLANSI · AV AeroVironment™

Source: McKinsey & Company, May 2021: "Right in your backyard: Regional airports are an accessible and underused resource for future air mobility"

SkyHarbour



- ✓ Simple, Yet Disruptive
- ✓ High Growth Sector
- ✓ Downside Protected
- ✓ Inflation Resilient
- ✓ Significant Optionality
- ✓ Right Team


Yellowstone
& Sky
Harbour

SkyHarbour

AVIATION • INFRASTRUCTURE • REAL ESTATE



APPENDIX SLIDES FOLLOW

FINANCIAL PROJECTIONS

Detailed Financials
GAAP Metrics ($ Millions)

	Projections					
	2021[1]	2022	2023	2024	2025	2026
Total revenues	0.6	4.8	17.6	49.9	103.4	134.4
Airfield operating expense	(3.1)	(6.7)	(11.1)	(15.0)	(19.0)	(22.5)
Gross profit	(2.5)	(2.0)	6.5	34.9	84.3	111.9
Corporate operating expense	(6.5)	(11.0)	(11.8)	(12.0)	(12.0)	(12.9)
Share-based compensation	(0.5)	(3.4)	(5.8)	(8.3)	(10.3)	(10.0)
Depreciation and amortization	(0.4)	(0.8)	(2.8)	(8.7)	(16.8)	(22.8)
Operating income	(10.0)	(17.1)	(14.0)	6.0	45.2	66.1
Interest expense, net	(2.3)	(3.6)	(4.8)	(11.2)	(22.2)	(29.8)
Pre-tax income	(12.3)	(20.7)	(18.8)	(5.2)	23.0	36.3
Provision for income taxes	0.0	0.0	0.0	0.0	(4.8)	(7.6)
Net income (loss)	**(12.3)**	**(20.7)**	**(18.8)**	**(5.2)**	**18.2**	**28.7**

Source: Company data.

Note: The forecasted results of operations for the years 2021-2026 presented herein reflect the material positive impact of the proposed transaction and Sky Harbour's planned uses of the anticipated post-closing cash on hand. The ability to advance these growth initiatives in 2021 as a result of the transaction is projected to result in substantial revenue, gross profit and Adjusted EBITDA increases in 2022-2025 over the results Sky Harbour would have otherwise expected to achieve had the transaction not occurred and such additional cash not been available for such uses; projections contained herein are subject to numerous risks described on slides 2 through 4, and actual results may differ from projected results.

[1] All 2021 financial data in this presentation is unaudited. Estimated from actual results through June 30, 2021, with GAAP adjustments and projections through year end.

***Important Note:** All information in this presentation should be read in light of the information and disclaimers set forth on slides 2 through 4 of this presentation.*

FINANCIAL PROJECTIONS

Reconciliation of non-GAAP metrics
($ Millions)

		Projections				
	2021[1]	**2022**	**2023**	**2024**	**2025**	**2026**
GAAP Operating Income	**(10.0)**	**(17.1)**	**(14.0)**	**6.0**	**45.2**	**66.1**
Plus: Depreciation and amortization	0.4	0.8	2.8	8.7	16.8	22.8
Plus: Share-based compensation	0.5	3.4	5.8	8.3	10.3	10.0
EBITDA	**(9.1)**	**(12.9)**	**(5.3)**	**22.9**	**72.3**	**99.0**

	2021[1]	**2022**	**2023**	**2024**	**2025**	**2026**
GAAP net income (loss)	**(12.3)**	**(20.7)**	**(18.8)**	**(5.2)**	**18.2**	**28.7**
Plus: Depreciation and amortization	0.4	0.8	2.8	8.7	16.8	22.8
Plus: Share-based compensation	0.5	3.4	5.8	8.3	10.3	10.0
Plus: Straight-line ground rent	2.8	5.6	7.1	6.7	4.1	3.9
Funds from Operations (FFO)[2]	**(8.6)**	**(11.0)**	**(3.0)**	**18.4**	**49.4**	**65.5**
Minus: Recurring Capex	0.0	0.0	0.1	0.2	0.4	0.5
Adjusted Funds from Operations (AFFO)[3]	**(8.7)**	**(11.0)**	**(3.0)**	**18.3**	**49.0**	**64.9**

Source: Company data.

(1) All 2021 financial data in this presentation is unaudited. Estimated from actual results through June 30, 2021, with GAAP adjustments and projections through year end.
(2) Funds from Operations (FFO) adds back in depreciation and amortization. Sky Harbour does not expect any gains or losses from asset sales or interest income.
(3) Adjusted Funds from Operations (AFFO) adds back recurring capex. Straight-lining of tenant rents was not factored into Net Income and thus not added back in AFFO.

***Important Note**: EBITDA is a non-GAAP financial measure. All information in this presentation should be read in light of the information and disclaimers set forth on slides 2 through 4 of this presentation.*

BUSINESS AVIATION LONG-TERM INVESTOR-FRIENDLY

Sky Harbour benefits from the same macro drivers that have long attracted sophisticated investors



Post-COVID
Berkshire Hathaway Inc.
FlightSafety
Berkshire Hathaway Inc.
NETJETS
Atlantic
Atlantic
Mercury
Berkshire Hathaway Inc.
Marquis
Signature Aviation
Landmark Aviation
CAE
Bombardier
Business Aircraft Training
Blackstone
Signature Aviation
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
2021
General Dynamics
Gulfstream
General Dynamics
Jet Aviation
The Carlyle Group
Landmark Aviation
KKR
Atlantic
Aviation Infrastructure
Aviation Services
Aviation Asset Ownership

ADVANTAGES TO SKY HARBOUR TENANTS

1. **Exclusive Space**
   Members never compromise on positioning and never park outside
2. **Hangar Rash Virtually Eliminated**
   Aircraft is only moved when needed and is only handled by the dedicated and certified Sky Harbour line service crew
3. **Security**
   Sky Harbour members and their Flight Departments control access and monitor all activity through the Sky Harbour Smart Hangar App
4. **Environmental Control**
   Hangars feature climate control, mitigating water condensation and associated corrosion
5. **Exclusive Line Service**
   Best-in-industry line crews are dedicated exclusively to Sky Harbour members, offering uniquely responsive and flexible service
6. **Maintenance Access and Preflight Efficiency**
   Hangars include all features required for routine maintenance, inspection and wet washing. Owner access is unfettered, including convenient land-side vehicle access with indoor parking, direct baggage loading and in-hangar passenger boarding
7. **Private Suites**
   Total privacy with elevated design including dedicated office, lounge, kitchen, restrooms, laundry and storage
8. **No-Foam Fire Suppression**
   Avoid chemical foam fire suppressant activation events with their associated expense, down-time and management distraction
9. **Fuel Rate Advantage with No Minimum Uplift Requirement**
   Provides significant operating savings to home-based tenants while not offered to transient users



ADVANTAGES TO OUR AIRPORT PARTNERS (SPONSORS)

1. **Direct Revenue**
   - Ad Valorem tax receipts
   - All tenants are based aircraft
   - Typical tenant is a newer and larger aircraft

2. **Low Impact**
   - Minimal to negative contribution to airport noise footprint
   - Minimal to negative contribution to environmental footprint
   - Minimal disruption to existing FBO pricing dynamics

3. **Indirect Benefits**
   - Economic development and job creation
   - Influx of businesses and new residents
   - Aesthetic improvement of valuable public asset



BUSINESS AIRCRAFT BECOMING LARGER AND MORE EXPENSIVE

Owners of high-value aircraft prioritize value-retention, efficiency, security and privacy

- Hangared aircraft experience fewer incidents related to hangar rash, foam-dumps, condensation damage, inconsistent maintenance access, and time spent outdoors, protecting resale values
- Business jet owners attach a premium to time-to-wheels-up, a premium that typical grows with the cost of the aircraft
- Large-jet owners, particularly corporations, often seek control over access to their aircraft
- Large jet owners are the most likely to seek private boarding facilities versus public FBO terminals
- Large business jets often do not easily stack in community hangars due to footprint, tail-height and winglets

Sky Harbour benefits from rising average aircraft value and size

		Footprint (ft²)	Estimated Value
Falcon 10X		~12,000	$75,000,000
Global 7500		~11,500	$75,000,000
Gulfstream G700		~11,250	$75,000,000
Gulfstream G650ER		9,940	$67,000,000
Global 6000		9,344	$62,000,000
Gulfstream G450		6,948	$15,000,000
Embraer Praetor 600		4,801	$21,000,000

Source: Company Filings, JETNET data as of December 2020

HANGAR LAYOUTS

SH16 Single


120'
Bath
Bath
Main Hangar
120' x 100'
Office/ Lounge
20' x 33'
120'
Global 7500
Storage/ Flex
Utilities
Hangar Door
108' x 28'



HANGAR LAYOUTS

SH16 Double



120'
120'
Hangar Door
110' x 28'
Hawker 800XP
GIV-SP
Main Hangar
120' x 100'
Bath
Bath
Office/ Lounge
20' x 33'
Storage/ Flex
Utilities



HANGAR LAYOUTS

SH16 Double


120'
120'
Hangar Door
110' x 28'
Bath
Bath
PC-24
Office/ Lounge
20' x 33'
G550
Storage/ Flex
Utilities
Main Hangar
120' x 100'
AS350 B3



DISCLAIMER

Forward-looking Statements

This presentation made by Sky Harbour LLC (the "Company," "we," "us," or "our") and Yellowstone Acquisition Company ("Yellowstone") related to the proposed business combination between the Company and Yellowstone (the "Business Combination") contains statements which constitute "forward-looking statements". All statements other than statements of historical fact included or incorporated by reference in this document are forward-looking statements, including, without limitation, statements regarding the Company's plans, objectives, goals, intentions, projections, strategies, future events or performance, and underlying assumptions. The words "may," "if," "will," "should," "could," "expect," "plan," "anticipate," "believe," "estimate," "predict," "project," "continue," "forecast," "intend," "promote," "seek," and similar words and expressions are generally used and intended to identify forward-looking statements. Without limiting the generality of the foregoing, the forward-looking statements in this presentation include certain models of unit economics, annual revenues, gross profit, operating income, operating expenses, net income and other financial measures under various operational assumptions (referred to as the "Illustrative Model"). A number of important factors affecting the business and financial results of the Company could cause actual results, including those reflected in the Illustrative Model, to differ materially from those stated in the forward-looking statements. You should carefully consider the "Risk Factors" set forth in Yellowstone's Registration Statement on S-1, in its Annual Report on Form 10-K and in its definitive proxy statement related to the Business Combination, which was filed with the Securities and Exchange Commission ("SEC") on January 7, 2022, as well as the other disclosure contained in Yellowstone's filings from time-to-time with SEC. Readers are cautioned not to place undue reliance on forward looking statements and the Company and Yellowstone can give you no assurances as to the Company's ability to achieve its expectations.

Certain of those factors include, but are not limited to: (i) the parties ability to satisfy the conditions to the completion of the proposed business combination and related transactions, including stockholder approval of the business combination and related proposals; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement between the parties; (iii) the effect of the announcement or pendency of the proposed business combination on the Company's business relationships, operating results, and business generally; (iv) risks that the proposed business combination disrupts the Company's current plans and operations; (v) risks related to diverting management's attention from the Company's ongoing business operations; (vi) potential litigation that may be instituted against the Company or Yellowstone or their respective directors or officers related to the proposed acquisition or the business combination agreement and related transactions; (vii) risks relating to the uncertainty of the projected financial information with respect to the Company; (viii) risks related to the Company's limited operating history and early stage of operations; (ix) the amount of the costs, fees, expenses and other charges related to the proposed business combination and (x) the Company's ability to operate as a public company following the merger; and (xi) the Company's ability to execute it business and growth strategy and complete acquisitions of additional properties.

Except as otherwise required, neither the Company nor Yellowstone undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on forward-looking statements, including the Illustrative Model.

The information herein does not purport to be all-inclusive. The data contained herein was obtained from various sources, including certain third parties, and has not been independently verified. While the information in this presentation is believed to be accurate, the Company, Yellowstone and their respective agents, advisors, directors, officers, employees and shareholders make no representation or warranties, expressed or implied, as to the accuracy, completeness or reliability of such information. Neither the Company, Yellowstone nor any of their respective affiliates, agents, advisors, directors, officers, employees and shareholders shall have any liability whatsoever, under contract, tort, trust or otherwise, to you or any person resulting from the use of the information in this presentation by you or any of your representatives or for omissions from the information in this presentation. We reserve the right to amend or replace the information contained herein, in part or entirely, at any time, and undertake no obligation to provide you with access to the amended information or to notify you thereof.

Further, Sky Harbour Capital LLC (the "Bond Borrower"), a subsidiary of the Company, raised capital through a municipal bond offering. That bond offering was made through a Preliminary Offering Statement ("POS"), which contained a number of disclosures regarding the Bond Borrower and its subsidiaries, which comprise the obligated group (the "Obligated Group") for such bonds. The POS disclosure includes projections regarding the future business obligations of the Obligated Group and other disclosure pertaining to the Obligated Group. Because the POS disclosure has been drafted to convey information concerning only the Obligated Group, such disclosure should not be relied upon in making an investment decision regarding Yellowstone or the Company.

DISCLAIMER

Non-GAAP Financial Measures and Projections

This presentation, including the Illustrative Model, includes certain financial measures not presented in accordance with United States generally accepted accounting principles ("GAAP"). These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies.

The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments about which expense and income are excluded or included in determining these non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these illustrative measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, in certain instances, no disclosure of estimated comparable GAAP measures is included and certain reconciliations of the forward-looking non-GAAP financial measures are not included.

This Illustrative Model contains financial scenarios with respect to the Company's prospective financial scenarios, including with respect to its results of operations and other financial information for the year ended December 31, 2021. Independent auditors have not audited, reviewed, compiled or performed any procedures with respect to such financial scenarios for the purpose of their inclusion in this presentation, and accordingly, cannot express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. These scenarios should not be relied upon as being necessarily indicative of future results. This presentation also contains certain financial projections, which are based upon a number of assumptions, estimates and forecasts that, while considered reasonable by the Company, are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company's control, and upon assumptions with respect to future business decisions which are subject to change. These projections may vary materially from actual results. The Company and its representatives make no representation that these projected results will be achieved. You should not place undue reliance on this information. The Company and its representatives assume no obligation to and do not undertake to update such projections. Inclusion of the Illustrative Model in this presentation should not be regarded as a representation by any person that the results contained therein will be achieved. In this presentation, the Company and Yellowstone rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reliable. Neither the Company nor Yellowstone has independently verified the accuracy or completeness of any such third-party information.

Certain information contained herein is subject to the effects of the continued impact of the ongoing novel coronavirus outbreak ("COVID-19") and related economic conditions, and have the potential to be revised to take into account further adverse effects of COVID-19 on the Company as well as the sectors in which the Company operates. The full impact of COVID-19 is particularly uncertain and difficult to predict but may have an adverse effect on the information contained herein.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

DISCLAIMER

Participants in the Solicitation

The Company, Yellowstone and their respective directors and executive officers, other members of management and employees may be considered participants in the solicitation of proxies with respect to the potential transaction described in this communication under the rules of the SEC. Information about the directors and executive officers of Yellowstone and other persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders in connection with the potential transaction and a description of their interests is set forth in its definitive proxy statement filed with the SEC on January 7, 2022.

In connection with the proposed Business Combination, Yellowstone has filed with the SEC a definitive proxy statement, which Yellowstone has mailed to its shareholders. This presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Yellowstone's shareholders and other interested persons are advised to read this proxy and any amendments or supplements thereto and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about the Company, Yellowstone and the Business Combination. Shareholders can obtain copies of the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC's website at www.sec.gov.

No Offer or Solicitation

This communication is for informational purpose only and not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company or Yellowstone, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.